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                                                                    EXHIBIT 99.1

                           LIQUIDATING TRUST AGREEMENT

      This Liquidating Trust Agreement ("AGREEMENT"), dated as of February 24, 2006, is executed by Christiana Bank & Trust Company, a Delaware banking corporation, as Delaware trustee (the "DELAWARE TRUSTEE"), Thomas L. Carter, an individual, as administrative trustee for the Beneficiaries (as defined below) of the Trust to act on their behalf (the "ADMINISTRATIVE TRUSTEE") (and, together with the Delaware Trustee, the "TRUSTEES"), and Championship Auto Racing Teams, Inc., a Delaware corporation, as sponsor (the "COMPANY"), in connection with the establishment of the Championship Liquidating Trust, a Delaware statutory trust (the "LIQUIDATING TRUST" or "TRUST"), for the benefit of the Beneficiaries of the Trust.

                                    RECITALS

      WHEREAS, on December 29, 2005, the stockholders of the Company approved a Plan of Liquidation and Dissolution of the Company (the "PLAN");

      WHEREAS, pursuant to the Plan, the Company filed a Certificate of Dissolution, effective as of December 29, 2005, with the Delaware Secretary of State;

      WHEREAS, pursuant to the Plan, the Company, upon the approval of the Board of Directors, is authorized, among other things, to (i) transfer the remaining assets and liabilities of the Company to a liquidating trust, with beneficial interests in such trust to be distributed pro rata to the Stockholders (as defined below), (ii) enter into a liquidating trust agreement on terms and conditions approved by the Board of Directors and (iii) select a trustee or trustees of the liquidating trust;

      WHEREAS, pursuant to this Agreement, the Company and the Trustees desire to create a liquidating trust;

      WHEREAS, in order to provide for (i) the transfer of the Trust Estate (as defined below) from the Company to the Liquidating Trust and (ii) the contemplated operation of the Liquidating Trust and the issuance of the beneficial ownership interests in the Liquidating Trust to the Beneficiaries, the Company and the Trustees now desire to enter into this Agreement;

      WHEREAS, pursuant to Section 7 of the Plan, the Stockholders approved this Agreement and the transfer of the Trust Estate to the Liquidating Trust; and

      WHEREAS, upon the terms and subject to the conditions of this Agreement, the Trustees have agreed to accept the Trust Estate, in trust and to hold and administer the Trust Estate for the benefit of the Beneficiaries.

      NOW, THEREFORE, in consideration of the premises and other valuable consideration, the Company hereby grants, releases, assigns, conveys and delivers unto the Trustees for the benefit of the Beneficiaries, all of the Company's right, title and interest in and to all assets and liabilities of the Company for the uses and purposes stated

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herein, subject to the terms and provisions set out below, and the Trustees hereby accept such assets and liabilities and such Trust, subject to the following terms and provisions:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. For purposes of this Agreement, unless the context otherwise requires, the following terms will have the definitions indicated.

      "ADMINISTRATIVE TRUSTEE" shall mean Thomas L. Carter, or any of his Affiliates that is a transferee or assignee of his rights and obligations set forth herein.

      "AFFILIATE" shall mean, with respect to a Person, any Person controlled by, controlling or under common control with a Person and in the case of the Administrative Trustee shall mean each of his beneficiaries and employees and each of their respective partners, stockholders, officers, employees or Affiliates.

      "BENEFICIAL INTEREST" shall mean each Beneficiary's proportionate share of the Trust Assets initially determined by the ratio of (i) the number of Shares held of record by such Beneficiary as of the close of business on the Final Record Date to (ii) the total number of Shares issued and outstanding as of the close of business on the Final Record Date and shall thereafter be determined by the ratio of the number of Units held by such Beneficiary to the total number of Units held by all Beneficiaries.

      "BENEFICIARY" or "BENEFICIARIES" shall mean the Stockholders who have a right to a distribution of assets from the Trust Estate as determined in accordance with this Agreement.

      "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

      "CERTIFICATE OF TRUST" shall mean the Certificate of Trust of the Trust, dated February 24, 2006, to be filed in the Office of the Secretary of State of the State of Delaware on February 24, 2006.

      "CODE" shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

      "COMPANY" shall have the meaning set forth in the recitals.

      "DELAWARE STATUTORY TRUST ACT" shall mean the Delaware Statutory Trust Act (Del. Code Ann. Tit. 12 Sections 3801 et seq.), as amended from time to time, and any successor to such Act.

      "DELAWARE TRUSTEE" shall mean Christiana Bank & Trust Company, which is the trustee named in the preamble to this Agreement and such trustee's respective successors.

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      "EFFECTIVE DATE" shall mean February 24, 2006.

      "ENTITY" shall have the meaning set forth in Section 8.8(a) hereof.

      "FINAL RECORD DATE" shall mean December 29, 2005.

      "FISCAL PERIOD" shall have the meaning set forth in Section 2.5 hereof.

      "FISCAL YEAR" shall have the meaning set forth in Section 2.5 hereof.

      "INDEMNIFIED PERSONS" shall have the meaning set forth in Section 8.8(a) hereof.

      "LIABILITIES" shall have the meaning set forth in Section 8.8(a) hereof.

      "LIQUIDATING TRUST" or "TRUST" shall have the meaning set forth in the recitals.

      "MAJORITY IN INTEREST OF THE BENEFICIARIES" shall mean Beneficiaries whose aggregate Beneficial Interest constitutes at least a majority of the Beneficial Interests of all Beneficiaries.

      "PLAN" shall have the meaning set forth in the recitals.

      "PERSON" shall mean any individual, limited liability company, partnership, corporation, joint venture, trust, unincorporated organization, government, governmental agency or political subdivision of any government.

      "SHARES" shall mean the shares of common stock, $0.01 par value, of the Company.

      "STOCKHOLDERS" shall mean the holders of record of the outstanding Shares as of the close of business on the Final Record Date.

      "TREASURY REGULATIONS" shall mean the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "TRUST" or "LIQUIDATING TRUST" shall have the meaning set forth in the preamble to this Agreement.

      "TRUST ASSETS" shall mean the assets held from time to time by the Trust as initially set forth on EXHIBIT A hereto.

      "TRUST LIABILITIES" shall mean the liabilities from time to time incurred by the Trust as initially set forth on EXHIBIT A hereto.

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      "TRUSTEES" shall mean the Administrative Trustee and the Delaware Trustee.

      "TRUST ESTATE" shall mean all of the assets and liabilities held from time to time by the Administrative Trustee under this Agreement, including, without limitation, the Trust Liabilities and the Trust Assets and all dividends, rents, royalties, income, proceeds and other receipts of or from the Trust Assets.

      "UNITS" shall have the meaning given that term in Section 3.1(a) hereof.

                                    ARTICLE 2

                      TRANSFER OF ASSETS; NATURE OF TRUST;
                          CAPITAL ACCOUNTS; ALLOCATIONS

      2.1 PRINCIPAL PLACE OF BUSINESS. The Trust shall maintain an office and principal place of business at 5350 Lakeview Parkway Drive, Indianapolis, Indiana 46268, or at such other place or places in the continental United States as the Administrative Trustee may, from time to time, determine.

      2.2 CONVEYANCE OF THE TRUST ESTATE. The Company hereby transfers and conveys and assigns to the Administrative Trustee to be held in trust hereunder for the benefit of the Beneficiaries, and the Administrative Trustee hereby accepts and assumes, in trust for the benefit of the Beneficiaries, all of the Company's right, title and interest in and to all assets and liabilities that the Company owns, holds or otherwise possesses as of the date hereof, including without limitation, the Trust Assets and Trust Liabilities for the uses and purposes stated herein, subject to the terms and provisions set forth below.

      2.3 NATURE AND PURPOSE OF TRUST.

            (a) Purpose of Trust. The primary purpose of this Agreement and of the appointment of the Trustees hereunder is to facilitate the dissolution and termination of the Company and the disposition of the Trust Assets. Nothing contained herein, shall be construed as to constitute the Beneficiaries, or their successors in interest, members of an association. The purposes of the Trust are to hold, manage, administer and liquidate the Trust Estate, and to collect and distribute to the Beneficiaries the income and the proceeds of the disposition of the Trust Estate, to collect amounts owed to the Company, and to pay any contingent or unforeseen liabilities or obligations of the Company arising out of or in connection with the business or affairs of the Company. The Liquidating Trust is a liquidating trust pursuant to which the Administrative Trustee is to hold the Trust Estate and dispose of all or part of the same in accordance with this Agreement. This Agreement is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust. The Liquidating Trust is not intended to be, and shall not be deemed to be or treated as, a corporation, association, or other similar entity or (except for tax purposes) a partnership. The relationship of the Beneficiaries to the Trustees shall be solely that of beneficiaries of a trust and shall not be deemed

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principal or agency relationships, and their rights shall be limited to those conferred upon them by this Agreement.

            (b) Liquidating Trust Treated as Trust. It is intended that for U.S. federal income tax purposes the Trust shall be treated as a partnership under Treasury Regulation Section 301.7701.-2 and any analogous provision of state or local law, and the Beneficiaries shall be treated as partners in respect of their proportionate share of the Trust. The Administrative Trustee shall file all tax returns required to be filed with any governmental agency consistent with this position.

            (c) Unknown Property and Liabilities. The Administrative Trustee shall be responsible for only that property delivered to him, and shall have no duty to make, nor incur any liability for failing to make, any search for unknown property or for any liabilities.

      2.4 ALLOCATIONS OF PROFITS, LOSSES AND OTHER ITEMS. Each Beneficiary's share of the items of profit and loss or net profit and net loss, as applicable, of the Trust attributable to Trust Assets and Trust Liabilities for any Fiscal Period shall be allocated among the Beneficiaries for book and for tax purposes in proportion to the Beneficial Interest held by each Beneficiary as of the end of each such Fiscal Period.

      2.5 FISCAL PERIODS. The Liquidating Trust's fiscal year shall be the twelve-month period (or such lesser period for the first and last fiscal years of the Liquidating Trust) ending on the last day of December (the "FISCAL YEAR"). A "FISCAL PERIOD" shall mean a Fiscal Year or a portion thereof beginning on any of the first day of a Fiscal Year and ending on the next to occur of (i) the last day of a Fiscal Year, (ii) a day on which there occurs a termination of the Liquidating Trust, or (iii) the date of the dissolution of the Liquidating Trust pursuant to Section 4.1 hereof.

                                    ARTICLE 3

                                  BENEFICIARIES

      3.1 BENEFICIAL INTERESTS.

            (a) The Beneficial Interest of each Beneficiary shall be determined in accordance with a certified copy of the Company's stockholder list as of the close of business on the Final Record Date, as delivered by the Company's transfer agent and attached as EXHIBIT B hereto. For ease of administration, the Administrative Trustee shall express the Beneficial Interest of each Beneficiary in terms of units ("UNITS"). Each record owner of Shares as of the close of business on the Final Record Date shall, automatically and without any action on the part of such record owner, become a Beneficiary of the Trust on the date hereof and receive one Unit for each Share then held of record. Each record owner of Shares shall have the same pro rata interest in the Trust Estate as such holder's pro rata interest in the aggregate outstanding Shares as of the close of business on the Final Record Date. Each Beneficiary shall be bound by this Agreement without any requirement to execute this Agreement.

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            (b) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there should be any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Administrative Trustee shall be entitled, at its sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Administrative Trustee may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing the Administrative Trustee shall not be or become liable to any of such parties for its failure or refusal to comply with any of such conflicting claims or demands, nor shall the Administrative Trustee be liable for interest on any funds which it may so withhold. The Administrative Trustee shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Administrative Trustee shall have been furnished with an executed counterpart of such agreement or (iii) there is furnished to the Administrative Trustee a surety bond or other security satisfactory to the Administrative Trustee, as it shall deem appropriate, to fully indemnify it as between all conflicting claims or demands.

      3.2 RIGHTS OF BENEFICIARIES. Each Beneficiary shall be entitled to participate in the rights due to a Beneficiary hereunder. Each Beneficiary shall take and hold his, her or its beneficial interest subject to all of the terms and provisions of this Agreement. The interest of a Beneficiary of the Liquidating Trust is in all respects personal property, and upon the death, insolvency or incapacity of an individual Beneficiary, such Beneficiary's interest shall pass to the legal representative of such Beneficiary and such death, insolvency or incapacity shall not terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Estate except as herein expressly provided. No surviving spouse, heir or devisee of any deceased Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or any other right, statutory or otherwise, in the Trust Estate, but the whole title to all the Trust Estate shall be vested in the Administrative Trustee and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Agreement. This Agreement does not create for, or give to, any Beneficiary any direct legal interest or property to any of the Trust Assets, but does create a beneficial interest in the Trust Assets to the extent of each Beneficiary's respective Beneficial Interest.

      3.3 NO TRANSFER OF INTERESTS OF BENEFICIARIES AND NO CERTIFICATES. The interest of a Beneficiary in the Trust may not be transferred in whole or in part except by intestate succession or will or operation of law and when accompanied by a certified copy of a court or public record or court-filed document evidencing such transfer. Any other attempted transfer shall be void ab initio, and the Administrative Trustee shall not be required to recognize any equitable or other claims to such interest by the transferee thereof, and the named Beneficiary shall remain as such for all purposes

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hereunder. The Trust shall not issue certificates or any other evidence of ownership of beneficial interests of the Trust.

      3.4 NO LEGAL TITLE IN BENEFICIARIES. No Beneficiary shall have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of the right, title and interest of any Beneficiary in and to the Trust Estate or hereunder shall operate to terminate this Liquidating Trust or entitle any successor or transferee of such Beneficiary to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

                                    ARTICLE 4

                 DURATION, DISSOLUTION AND TERMINATION OF TRUST

      4.1 DURATION OF LIQUIDATING TRUST. The Administrative Trustee shall use its reasonable best efforts to liquidate the Trust Assets as soon as possible consistent with its objective of maximizing the value of the Trust Assets and shall, in its reasonable discretion, make distributions from the Liquidating Trust from time to time to the Beneficiaries in accordance with their pro rata ownership of Beneficial Interests. The Trust shall be dissolved in accordance with Section 3808 of the Delaware Statutory Trust Act on February 24, 2009, unless (i) an earlier dissolution is required by the applicable laws of the State of Delaware, (ii) earlier dissolved pursuant to the distribution of all the Trust Estate to the Beneficiaries and there are no remaining assets expected to be received in the Trust Estate or (iii) earlier dissolved upon the written consent of at least a Majority in Interest of the Beneficiaries; provided, however, that the Administrative Trustee shall have full authority in its discretion, on behalf of and in the name of the Trust and the Beneficiaries, to extend the duration of the Trust if such an extension is deemed by the Administrative Trustee in its discretion, to be necessary, appropriate or advisable to the Trust; provided, further, that the Trustees will not unduly prolong the duration of this Trust and the Administrative Trustee will promptly distribute to the Beneficiaries that portion of the Trust Estate which in its judgment need not be retained to cover any known liabilities or expenses.

      4.2 CONTINUANCE OF LIQUIDATING TRUST FOR WINDING UP. After the dissolution of the Liquidating Trust and for the purpose of liquidating and winding up the affairs of the Liquidating Trust, the Administrative Trustee shall continue to act as Administrative Trustee, and the Delaware Trustee shall continue to act as Delaware Trustee, until their duties have been fully performed and the Certificate of Trust has been cancelled. Upon distribution of the entire Trust Estate, the Administrative Trustee shall retain for a period of five years the books, records, Beneficiary lists, and certificates and other documents and files which shall have been delivered to or created by the Administrative Trustee or the Delaware Trustee. At the Administrative Trustee's discretion, all of such records and documents may, but need not, be destroyed at any time after five years from the completion and winding up of the affairs of the Liquidating Trust. Except as otherwise specifically provided herein, upon the discharge of all liabilities of the Liquidating Trust and final distribution of the entire Trust Estate and

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compliance with Section 3808 of the Delaware Statutory Trust Act, the
Administrative Trustee shall file a certificate of cancellation of the Certificate of Trust, and, thereafter, the Trustees shall have no further duties or obligations hereunder.

                                    ARTICLE 5

                       AMOUNTS RESERVED AND PENDING CLAIMS

      5.1 AMOUNTS RESERVED AND PENDING CLAIMS.

            (a) If, during the winding up period following the dissolution of the Trust, there are any assets that, in the judgment of the Administrative Trustee, cannot be sold or distributed in kind without sacrificing a significant portion of the value thereof, such assets may be retained by the Trust if the Administrative Trustee determines that the retention of such assets is in the best interests of the Beneficiaries. Upon the sale of any such assets or a determination by the Administrative Trustee that circumstances no longer require their retention, such assets shall be distributable pursuant to Section 6.1.

            (b) If there are any claims or potential claims against the Trust (either directly or indirectly, including, without limitation, potential claims for which the Trust might have an indemnification obligation and any reasonable costs and expenses incurred by the Trust in defending such claims) for which the probable loss cannot, in the judgment of the Administrative Trustee, be definitively ascertained, then such claims shall initially be taken into account in computing distributions pursuant to Section 6.1 at an amount estimated by the Administrative Trustee to be sufficient to cover any potential loss or liability on account of such claims, and the Trust shall retain funds equal to the estimated amount. Upon final settlement of such claims or a determination by the Administrative Trustee that the probable loss therefrom can be definitively ascertained, such claims shall be taken into account in the amount at which they were settled or in the amount of the probable loss therefrom in computing amounts distributable pursuant to Section 6.1, and any excess funds retained shall be distributed.

            (c) The Administrative Trustee shall retain such other reserves as it deems necessary in its reasonable judgment.

                                    ARTICLE 6

                         ADMINISTRATION OF TRUST ASSETS

      6.1 ADMINISTRATION OF TRUST ESTATE. On or before the Effective Date, the Company will provide the Administrative Trustee with a list of current creditors and Beneficiaries. As soon as practicable thereafter, distributions from the Liquidating Trust shall be made (except for amounts reserved pursuant to Section 5.1) by the Administrative Trustee, in the following manner and order of priority: (i) first, to pay the Company's outstanding liabilities to creditors, in the order of priority as provided by law, (ii) to the extent permitted by law, to repay any loans made to the Company, (iii) thereafter, any remaining distributions from the Liquidating Trust to be distributed to

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the Beneficiaries in proportion to the number of Units held by each Beneficiary as of such date of distribution.

      6.2 INTERIM DISTRIBUTIONS. At such times as may be determined by it, but at least annually, the Administrative Trustee shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary as of such date of distribution, in cash or in kind a portion of the Trust Assets as the Administrative Trustee may in its sole discretion determine may be distributed without detriment to the conservation and protection of the value of the Trust Assets and without violating this Agreement or applicable law.

      6.3 FINAL DISTRIBUTION. If the Administrative Trustee shall determine that the remaining assets of the Liquidating Trust may be conveniently distributed, or if the existence of the Liquidating Trust shall terminate, the Administrative Trustee shall, as expeditiously as is consistent with the conservation and protection of the Trust Estate, this Agreement and applicable law, distribute the Trust Estate to the Beneficiaries in proportion to the number of Units held by each Beneficiary, as of such date of distribution.

      6.4 IN KIND DISTRIBUTIONS. In the case of a distribution consisting both of cash and assets distributed in kind, each of the cash portion and the in kind portion will be distributed, as nearly as practicable, in proportion to the number of Units held by each Beneficiary, as of such date of distribution.

      6.5 DE MINIMIS DISTRIBUTIONS. The Administrative Trustee shall not be required to make any distribution to the holder of a Unit if the amount of such distribution is less than $5.00.

      6.6 MAINTENANCE OF BOOKS; RIGHT TO INSPECT. Full and accurate books of account, in which shall be entered each and every transaction of the Liquidating Trust, shall be kept by the Trustees at an office of the Trust (or at such other place as the Trustees shall advise the Beneficiaries in writing), and such books shall, at all reasonable times, be open to inspection and copying by the Beneficiaries or their authorized agents, employees or representatives for a proper purpose. The books of the Liquidating Trust shall be kept in accordance with generally accepted accounting principles, on an accrual basis.

      6.7 REPORT TO BENEFICIARIES.

            (a) The financial statements of the Liquidating Trust shall be prepared in accordance with generally accepted accounting principles. Within 90 days after the close of each calendar year, a copy of a set of unaudited financial statements shall be furnished by the Administrative Trustee to each Beneficiary and shall include, as of the end of such Fiscal Period:

            (i) a statement of the assets and liabilities of the Liquidating Trust;

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            (ii) a statement of income and loss of the Liquidating Trust; and

            (iii) a statement of changes in net assets of the Liquidating Trust.

            (b) In addition, the Beneficiaries shall be supplied in a timely manner and in any event within 90 days after the close of each Fiscal Year with all other Liquidating Trust information necessary to enable each Beneficiary to prepare its federal income tax returns and if requested in writing by a Beneficiary, estimates on a quarterly basis of the Liquidating Trust taxable income or loss and such other documentation as it may reasonably request for the preparation of the Beneficiaries' federal income tax returns.

            (c) During the course of a Fiscal Period, whenever a material event relating to the Trust Estate occurs, the Trustees shall, within a reasonable period of time after such occurrence, prepare and mail to the Beneficiaries an interim report describing such event. The occurrence of a material event need not be reported on an interim report if an annual report pursuant to Section 6.7(a) will be issued at approximately the same time that such interim report would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Trustees or as may be required by the rules and regulations promulgated by the Securities and Exchange Commission.

                                    ARTICLE 7

                    POWERS OF AND LIMITATIONS ON THE TRUSTEES

      7.1 SPECIFIC POWERS OF ADMINISTRATIVE TRUSTEE. The Administrative Trustee shall have the following specific powers in addition to any powers conferred upon it by any other provision of this Agreement or by virtue of any present or future statute or rule of law in all instances without any action or consent required by the Beneficiaries, provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Administrative Trustee to act as specifically authorized by any other section or provision of this Agreement and to act in such a manner as the Administrative Trustee may deem necessary or appropriate to conserve and protect the Trust Estate or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

            (a) Determine the terms, including the consideration, on which assets comprising the Trust Estate should be sold or otherwise disposed;

            (b) Hold, manage, and distribute the Trust Assets (and the proceeds thereof) in accordance with the terms of this Agreement to the full extent permitted under applicable law, in cash or otherwise;

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            (c) Collect, liquidate or otherwise convert into cash, or such other property as it deems appropriate, all property, assets and rights in the Trust Estate, and to pay, discharge and satisfy all claims, expenses, charges, liabilities and obligations existing with respect to the Trust Estate, the Trust or the Trustees;

            (d) Undertake any actions required to liquidate the Trust Assets for the benefit of Beneficiaries of the Trust;

            (e) Review all claims and file or litigate objections to the allowance of claims;

            (f) Pay and discharge any costs, expenses, fees, or obligations deemed necessary or appropriate to preserve or enhance the value of the Trust Assets and discharge duties under this Agreement;

            (g) In general, without in any way limiting any of the foregoing, deal with the Trust Assets or any part or parts thereof in all other ways as would be lawful for any Person owning the same to deal therewith, but in all events for the benefit of the Beneficiaries;

            (h) Without limitation, do any and all things necessary to accomplish the purposes of this Agreement and to act at all times solely for the benefit of the Beneficiaries;

            (i) To make short-term investments of Liquidating Trust cash in: (i) direct obligations of the United States or any agency thereof; (ii) commercial paper rated as Prime-1 by Moody's Investors Service, or as A-1 by Standard & Poor's Corp., or similarly rated by any successor to either of such investment rating services; (iii) readily redeemable money market funds; or (iv) certificates of deposit, time deposits or banker's acceptances of any bank having capital and surplus in excess of $500,000,000;

            (j) To employ, retain or consult, or terminate the services of, agents, independent contractors, brokers, attorneys, accountants, investment counselors and other advisors or specialists in relation to the carrying out of the business of the Trust;

            (k) To open, maintain and close accounts with brokers and/or dealers and to pay commissions, fees and other charges applicable to transactions in all such accounts and to open, maintain and close accounts with one or more banks or other financial institutions and to draw checks and other orders for money and to enter into custodial arrangements with any Person with respect to the assets of the Trust;

            (l) To set aside funds for reasonable reserves with respect to Trust activities and beneficial interests in the Trust as set forth in Section 5.1 herein, and for reasonably anticipated contingencies and reasonable working capital;

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            (m) To possess, transfer, pledge or otherwise deal in, and to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, investments and other property held or owned by the Trust;

            (n) To invest, pay, retain and distribute the Trust's funds in a manner consistent with the provisions of this Agreement, including, without limitation, to make distributions to the Beneficiaries in cash or otherwise;

            (o) To borrow monies and incur liabilities on behalf of the Trust, and to issue, accept, endorse and execute promissory notes, guarantees, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any of the foregoing by pledge, conveyance or assignment in trust of the whole or any part of the property of the Trust whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such obligations of the Trust for its purposes;

            (p) To make such elections under the Code and other relevant tax laws as to the treatment of items of Trust income, gain, loss and deduction, and as to all other relevant matters, as the Administrative Trustee deems necessary, appropriate or advisable, including, without limitation, elections referred to in Section 754 of the Code, determination of which items of cash outlay are to be capitalized or treated as current expenses, and selection of the method of accounting and bookkeeping procedures to be used by the Trust; provided that the Administrative Trustee shall determine whether or not to make such elections and shall make such determinations and selections based on what the Administrative Trustee reasonably believes to be the best interests of the Beneficiaries;

            (q) To cause the Trust to indemnify, hold harmless, protect and defend each Indemnified Person in accordance with Section 8.8 (Indemnification of Trustees);

            (r) To sue, prosecute, settle or compromise all claims against third parties and claims which could have otherwise been brought by the Trust, and to compromise, settle or accept judgment in respect of claims against the Trust and to execute all documents and make all representations, admissions and waivers in connection therewith;

            (s) To enter into, make and perform all contracts, agreements, instruments and other undertakings as the Administrative Trustee may determine to be necessary, advisable or incidental to the carrying out of the foregoing objects and purposes, the execution of any such contracts, agreements, instruments or other undertakings by the Administrative Trustee on behalf of the Trust to be conclusive evidence of such determination, and to conduct the Trust's activities through the Trust or through investments in, or co-investments with, any other Person, or participations therein, organized and conducted in the United States or in foreign countries;

            (t) To instruct the Delaware Trustee to take all actions that may be necessary or appropriate for the continuation of the Trust's valid existence as a Delaware statutory trust under the laws of the State of Delaware;

            (u) To execute all other instruments of any kind or character that the Administrative Trustee determines to be necessary, appropriate, proper, advisable, incidental or convenient in connection with the Trust's activities and ownership interests in the Trust, the execution thereof by the Administrative Trustee to be conclusive evidence of such determination;

            (v) To be responsible for the policies of the Trust and for the supervision of the activities of the Trust conducted by all agents, advisors, managers or independent contractors of the Trust and the Delaware Trustee consistent with this Agreement and have ultimate responsibility for the day-to-day management and administration of the Trust and the Trust Estate. No Person shall be disqualified from providing services for the Administrative Trustee or the Trust solely by virtue of its status as a Beneficiary or Trustee or an Affiliate or representative of a Beneficiary or Trustee; and

            (w) To comply with all federal and state laws of general application known to it.

      7.2 THIRD-PARTY RELIANCE. Third parties dealing with the Liquidating Trust are entitled to rely conclusively upon the authority of the Administrative Trustee under the Delaware Statutory Trust Act and as set forth in this Agreement.

      7.3 LIMITATIONS ON THE BENEFICIARIES. The Beneficiaries shall not participate in the control of the business of the Liquidating Trust. Except to the extent permitted by the Delaware Statutory Trust Act, the Beneficiaries shall have no right to vote on the election or removal of the Administrative Trustee, and shall have no right or authority to act for or bind the Liquidating Trust.

                                    ARTICLE 8

                    CONCERNING THE TRUSTEES AND BENEFICIARIES

      8.1 GENERALLY. The Administrative Trustee hereby accepts and undertakes to discharge the Trust created by this Agreement, upon the terms and conditions thereof on behalf of the Beneficiaries. The Administrative Trustee shall exercise such of the rights and powers vested in him by this Agreement, and use the same degree of care and skill in his exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

      8.2 ADMINISTRATIVE TRUSTEE POWERS ON BEHALF OF BENEFICIARIES. Except as otherwise expressly provided herein, the power to hold, manage, administer and liquidate the Trust shall be vested exclusively in the Administrative Trustee, who shall have the power on behalf of and in the name of the Trust and the Beneficiaries to carry out any and all of the purposes of the Trust. The Administrative Trustee shall have, and shall have full authority in its discretion to exercise, on behalf of and in the name of the Trust and the Beneficiaries, all rights and powers set forth in Section 7.1 of this Agreement, including the approval, on behalf of the Beneficiaries, of any transaction not described herein but deemed by the Administrative Trustee in its discretion, to be necessary, appropriate, proper, advisable, incidental or convenient to the Trust.

      8.3 SPECIFIC POWERS OF DELAWARE TRUSTEE. Notwithstanding any other provision of this Agreement, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustee described in this Agreement; provided, however, that, pursuant to a written instruction by the Administrative Trustee together with the receipt of the appropriate filing fee, the Delaware Trustee may make necessary filings to keep the Trust in good standing in the State of Delaware. The Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act. The Delaware Trustee shall also maintain its authority and power to act as the Delaware Trustee in the State of Delaware.

      8.4 LIABILITY OF TRUSTEES.

            (a) Actions by Trustees and Beneficiaries. Neither of the Trustees shall be liable to the Liquidating Trust or any Beneficiary for any action taken or omitted to be taken by it or any of its Affiliates, so long as such action or omission is not in violation of the provisions hereof, is taken in good faith and does not constitute fraud, gross negligence or willful misconduct by such Trustee or any of its Affiliates. Neither of the Trustees shall be liable to the Liquidating Trust or any Beneficiary for any action taken or omitted to be taken by any Beneficiary, nor shall such Trustee (in the absence of fraud, gross negligence or willful misconduct by such Trustee or its Affiliates) be liable to the Liquidating Trust or any Beneficiary for any action or omission of any Affiliate or agent of such Trustee or the Liquidating Trust. A Trustee may consult with legal counsel and accountants with respect to the Trust's affairs (including with respect to interpretations of this Agreement) and shall be fully protected and justified in any action or inaction that is taken or omitted by it in good faith in reliance upon and in accordance with the opinion or advice of such counsel or accountants. In determining whether a Trustee acted with the requisite degree of care, such Trustee shall be entitled to rely on written or oral reports, opinions, certificates and other statements of the directors, officers, employees, professional advisors, consultants, attorneys and accountants of the Administrative Trustee; provided that no such Trustee may rely upon such reports or written statements if such Trustee believed or had reason to believe that such reports, opinions, certificates or other statements were materially false or misleading.

            (b) Trust Estate to Satisfy Liabilities. Persons dealing with a Trustee, other than Beneficiaries in their capacity as such, shall look only to the Trust Estate to satisfy any liabilities of the Trust and the Trustees shall not have any personal or individual obligation to satisfy any such liability.

      8.5 DELAWARE TRUSTEE; LEGAL COUNSEL. The Delaware Trustee may reasonably consult with legal counsel at the reasonable expense of the Trust and the Delaware Trustee shall not be liable for any action taken or suffered by it in accordance with the advice of its counsel.

      8.6 NO LIABILITY FOR OTHER TRUSTEE. No Trustee shall be responsible for the acts or omissions of any other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was grossly negligent in ascertaining the pertinent facts, and no successor Trustee shall be in any way responsible for the acts or omissions of any Trustee in office prior to the date on which it or he becomes a Trustee.

      8.7 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries nor the Trustees shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim thereunder or the performance thereof; provided, however, that, the omission of such provision from any such instrument shall not render any Beneficiary or the Trustees liable nor shall the Trustees be liable to anyone for such omission.

      8.8 INDEMNIFICATION OF TRUSTEES.

            (a) General. Each of the Trustees and its partners and their respective partners, stockholders, officers, directors, employees, agents and Affiliates and any Person who is or was serving at the request and on behalf of the Liquidating Trust as a partner, officer, director, member, manager, employee or agent of another partnership, corporation, limited liability company, joint venture, trust or other enterprise (an "ENTITY"), and the heirs, executors and administrators of each such Person (the "INDEMNIFIED PERSONS") shall be indemnified by the Liquidating Trust to the fullest extent permitted by law against all reasonable costs and expenses (including attorneys' fees) and all judgments, fines, settlements and/or liabilities (collectively, "LIABILITIES") incurred by or imposed upon any Indemnified Person in connection with or resulting from investigating, preparing or defending any action, suit or proceeding whether civil, criminal, administrative, legislative or other or any appeal thereof which such Indemnified Person may be made a party of or otherwise involved in or with which such Indemnified Person shall be threatened which is brought or threatened by any Person by reason of or in connection with such Indemnified Person being or having been a Trustee or having acted, or failed to act, on behalf of the Liquidating Trust or being or having been a Person serving at the request and on behalf of the Liquidating Trust as a partner, officer, director, member, manager, employee or agent of an Entity (but as to indemnification arising in connection with being or having been a partner, director, officer, member, manager, employee or agent of an Entity, only after first exhausting the indemnification of such Entity and then only to the extent that full indemnification is not provided by such Entity and in such event the Liquidating Trust shall be subrogated to the right of indemnity from such Entity), or by reason of any action or alleged action or omission or alleged omission by any Indemnified Person in any capacity described above, if the Indemnified Person acted in good faith and in accordance with this Agreement; provided, however, that no Indemnified Person shall be indemnified for Liabilities arising in connection with or resulting from such Indemnified Person's fraud, wilful misconduct or gross negligence. The right of indemnification granted by this Section 8.8 shall be in addition to any rights to which the Indemnified Person may otherwise be entitled, whether by law, agreement or otherwise. Upon receipt of an undertaking in writing by such Indemnified Person to repay such payment if there shall be a final adjudication or determination not subject to appeal that such Indemnified Person is not entitled to indemnification as provided herein, the Liquidating Trust shall pay the reasonable expenses incurred by any Indemnified Person in investigating, preparing or defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding. The provisions of this Section 8.8(a) shall survive the termination of this Agreement and the resignation or removal of any Trustee.

            (b) Insurance. The Liquidating Trust may purchase and maintain, to the extent consistent with prudent business practice, insurance on behalf of any Indemnified Person against any liability asserted against such Indemnified Person and incurred by such Indemnified Person in any capacity described in this
Section 8.8 or arising out of his or its status as such, whether or not the Liquidating Trust would have the power to indemnify him or it against such liability under the provisions of this Section 8.8.

      8.9 PROTECTION OF PERSONS DEALING WITH THE TRUSTEES. Any transfer of the Trust Estate, or part thereof, shall bind the Beneficiaries and shall be effective to transfer all right, title and interest of the Trustees and the Beneficiaries in and to the Trust Estate or such part thereof. No purchaser of the Trust Estate or any portion thereof shall be required to inquire as to the authorization, necessity, expediency or regularity of such transfer or as to the application of any proceeds thereof. Any person dealing with the Trustees shall be fully protected in relying upon a certificate or certificate, signed by the Administrative Trustee that such trustee has authority to take any action under this Agreement.

                                    ARTICLE 9

                             TRUST FEES AND EXPENSES

      9.1 TRUST EXPENSES. The Liquidating Trust shall bear all expenses relating to fees and expenses of legal counsel and independent certified public accountants, appraisers, interest charges, fees and expenses of experts or custodians retained by the Liquidating Trust, investment banking fees related to the rendering of fairness opinions of similar services, taxes, fees or other governmental charges levied against the Liquidating Trust, litigation expenses, winding-up or liquidating expenses or other expenses of an extraordinary nature that do not usually arise in the normal operation of the Liquidating Trust. In addition, the Liquidating Trust will bear all other reasonable expenses of the Liquidating Trust incurred by the Administrative Trustee relating to the performance of its function in monitoring and disposing of investments, including clerical, bookkeeping and administration expenses, salaries of personnel, if any, payroll taxes and employee costs related to such salaries, rent, telephone charges, utility charges, office supplies, postage, office equipment expenses and all other like expenses and organizational expenses. The Administrative Trustee may retain or employ on behalf of the Liquidating Trust, such Persons, who may be Beneficiaries, as it deems advisable for the operation and management of the Liquidating Trust, including management agents, accountants, consultants and attorneys, on such terms and for such compensation as the Administrative Trustee may deem appropriate and such Persons shall be agents or employees of the Liquidating Trust; provided, however, that, if any Person retained or employed on behalf of the Liquidating Trust is an Affiliate of the Administrative Trustee or the Liquidating Trust, such retention or employment shall be upon fair and reasonable terms no less favorable to the Liquidating Trust than would have been available in a comparable arm's-length transaction with a Person not an Affiliate.

      9.2 COMPENSATION OF THE DELAWARE TRUSTEE. The Delaware Trustee shall be entitled to compensation and reimbursement of expenses as set forth on EXHIBIT C hereto prior to the payment of any other expenses of the Trust. The Delaware Trustee shall have the right to deduct from the Trust Estate any funds reasonably incurred by the Delaware Trustee to pay for any unpaid compensation for Delaware Trustee's services and to pay any loss, cost, damage, fee or expense (including reasonable counsel fees) incurred by the Delaware Trustee as a result of its acting as Delaware Trustee hereunder or in connection with the performance of its duties under this Agreement.

                                   ARTICLE 10

                         TRUSTEES AND SUCCESSOR TRUSTEES

      10.1 NUMBER OF TRUSTEES. The Trust shall have one (1) Delaware Trustee and one (1) Administrative Trustee. Once appointed, the Trustees shall serve for the duration of the Trust unless such Trustee resigns or is removed.

      10.2 RESIGNATION OF TRUSTEE. The Delaware Trustee may resign from the Trust by mailing notice thereof to the Administrative Trustee and the Beneficiaries. Such resignation of the Delaware Trustee shall become effective only upon the successor Delaware Trustee's acceptance of appointment as Delaware Trustee in accordance with the provisions of this Agreement. In addition, the Delaware Trustee may be removed for cause by order of a court of competent jurisdiction. Notwithstanding the foregoing, the Delaware Trustee, or a Majority in Interest of the Beneficiaries, may petition any court of competent jurisdiction for the appointment of a successor Delaware Trustee if the Delaware Trustee has mailed notice of its resignation to the Administrative Trustee and the Beneficiaries and a successor Delaware Trustee has not been appointed within 30 days thereof, if a vacancy exists and a successor Delaware Trustee has not been appointed, or if good cause exists to remove the Delaware Trustee.

      10.3 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor Delaware Trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the retiring Delaware Trustee hereunder, and file an amendment to the Certificate of Trust reflecting the successor Delaware Trustee, and thereupon the successor Delaware Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named herein; but the retiring Delaware Trustee nevertheless shall, when requested in writing by the successor Delaware Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Delaware Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Delaware Trustee, and shall duly assign, transfer, and deliver to such successor Delaware Trustee all property and money held hereunder.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

      11.1 AMENDMENT. This Agreement may be modified or amended at any time by the written approval of (x) the Administrative Trustee and (y) a Majority in Interest of the Beneficiaries; provided that the Administrative Trustee may amend and supplement this Agreement to reflect changes in Beneficiaries made in accordance with the provisions of this Agreement without the approval of the Beneficiaries; and provided, further, that if any amendment adversely affects the rights and obligations of the Delaware Trustee, written consent of the Delaware Trustee shall be required.

      11.2 INTENTION OF PARTIES TO ESTABLISH TRUST. This Agreement is not intended to create and shall not be interpreted as creating a corporation, association or similar entity; provided, however, that notwithstanding anything contained herein to the contrary, the Trust shall be treated as a partnership for U.S. federal income tax purposes. This Agreement is intended to create a trust without transferable shares and the Trust created hereunder shall be governed and construed in all respects as a trust except as contemplated by
Section 2.3 of this Agreement.

      11.3 GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS AGREEMENT ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT

WITH THE TERMS HEREOF (I) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (II) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (III) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (IV) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (V) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (VI) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR
(VII) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTIONS 3540 AND 3561 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST. THE TRUSTEES AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENT TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA LOCATED IN DELAWARE FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

      11.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, their respective legal representatives, successors, heirs and distributees. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement (or their respective legal representatives, successors, heirs and distributees) any legal or equitable right, remedy or claim under or in respect of any agreement or provisions contained herein, it being the intention of the parties to this Agreement that this Agreement is for the sole and exclusive benefit of such parties (or such legal representatives, successors, heirs and distributees) and for the benefit of no other Person. The death of a Beneficiary shall not result in the dissolution of the Liquidating Trust, but the economic rights of such Beneficiary under this Agreement shall accrue to his estate.

      11.5 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      11.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

      11.7 NOTICES. Any notice or other communication by the Administrative Trustee to any Beneficiary or the Delaware Trustee shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to such Person at his address as shown in the records of the Trust.

      [Remainder of page intentionally left blank. Signature page follows.]

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                     CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                     By: /s/ Christopher R. Pook
                                         --------------------------------
                                         Name: Christopher R. Pook
                                         Title: President and CEO

                                     CHRISTIANA BANK & TRUST COMPANY,
                                     as Delaware Trustee

                                     By: /s/ Louis W. Geibel
                                         --------------------------------
                                         Name: Louis W. Geibel
                                         Title: Vice President

                                     THOMAS L. CARTER,
                                     as Administrative Trustee

                                     By: /s/ Thomas L. Carter
                                         --------------------------------
                                         Name: Thomas L. Carter

                                    EXHIBIT A

                          TRUST ASSETS AND LIABILITIES

                                                        AMOUNT
   ASSETS/LIABILITIES          DESCRIPTION             /SHARES
-------------------------      -----------             --------
ESTIMATED ASSETS
Cash and Cash Equivalents                              $450,000

ESTIMATED LIABILITIES                                  $      0

                                 Exh. A - Page 1

                                    EXHIBIT B

                CERTIFIED COPY OF LIST OF STOCKHOLDERS OF RECORD

                                 Exh. B - Page 1

                                    EXHIBIT C

                            FEES OF DELAWARE TRUSTEE

            1. Initial Fee:               $ 2,500

            2. Annual Administration Fee: $ 3,500

            ITEM CHARGES                  $ 20.00 per
            DISTRIBUTIONS                 $ 10.00 per check

      Out of pocket expenses, including legal fees, which may be incurred during the setup and administration of the Trust, will be billed at cost in addition to the above. In the event that special administrative services and attention are required due to unusual circumstances, an additional maintenance fee will be charged to cover time and expenses.

                           LIQUIDATING TRUST AGREEMENT

                                       FOR

                         CHAMPIONSHIP LIQUIDATING TRUST
                          (A DELAWARE STATUTORY TRUST)

                          DATED AS OF FEBRUARY 24, 2006

                           LIQUIDATING TRUST AGREEMENT

                                       FOR

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                                TABLE OF CONTENTS

                                                                                                          PAGE
ARTICLE 1 DEFINITIONS................................................................................       2
     1.1      DEFINITIONS............................................................................       2

ARTICLE 2 TRANSFER OF ASSETS; NATURE OF TRUST; CAPITAL ACCOUNTS; ALLOCATIONS.........................       4
     2.1      PRINCIPAL PLACE OF BUSINESS............................................................       4
     2.2      CONVEYANCE OF THE TRUST ESTATE.........................................................       4
     2.3      NATURE AND PURPOSE OF TRUST............................................................       4
     2.4      [RESERVED].............................................................................
     2.5      ALLOCATIONS OF PROFITS, LOSSES AND OTHER ITEMS.........................................       5
     2.6      FISCAL PERIODS.........................................................................       5

ARTICLE 3 BENEFICIARIES..............................................................................       5
     3.1      BENEFICIAL INTERESTS...................................................................       5
     3.2      RIGHTS OF BENEFICIARIES................................................................       6
     3.3      NO TRANSFER OF INTERESTS OF BENEFICIARIES AND NO CERTIFICATES..........................       6
     3.4      NO LEGAL TITLE IN BENEFICIARIES........................................................       7

ARTICLE 4 DURATION, DISSOLUTION AND TERMINATION OF TRUST.............................................       7
     4.1      DURATION OF LIQUIDATING TRUST..........................................................       7
     4.2      CONTINUANCE OF LIQUIDATING TRUST FOR WINDING UP........................................       7

ARTICLE 5 AMOUNTS RESERVED AND PENDING CLAIMS........................................................       8
     5.1      AMOUNTS RESERVED AND PENDING CLAIMS....................................................       8

ARTICLE 6 ADMINISTRATION OF TRUST ASSETS.............................................................       8
     6.1      ADMINISTRATION OF TRUST ESTATE.........................................................       8
     6.2      INTERIM DISTRIBUTIONS..................................................................       9
     6.3      FINAL DISTRIBUTION.....................................................................       9
     6.4      IN KIND DISTRIBUTIONS..................................................................       9
     6.5      DE MINIMIS DISTRIBUTIONS...............................................................       9
     6.6      MAINTENANCE OF BOOKS; RIGHT TO INSPECT.................................................       9
     6.7      REPORT TO BENEFICIARIES................................................................       9

ARTICLE 7 POWERS OF AND LIMITATIONS ON THE TRUSTEES..................................................      10
     7.1      SPECIFIC POWERS OF ADMINISTRATIVE TRUSTEE..............................................      10
     7.2      THIRD-PARTY RELIANCE...................................................................      13

                                                                                                           PAGE
     7.3      LIMITATIONS ON THE BENEFICIARIES......................................................        13

ARTICLE 8 CONCERNING THE TRUSTEES AND BENEFICIARIES.................................................        13
     8.1      GENERALLY.............................................................................        13
     8.2      ADMINISTRATIVE TRUSTEE POWERS ON BEHALF OF BENEFICIARIES..............................        13
     8.3      SPECIFIC POWERS OF DELAWARE TRUSTEE...................................................        14
     8.4      LIABILITY OF TRUSTEES.................................................................        14
     8.5      DELAWARE TRUSTEE; LEGAL COUNSEL.......................................................        15
     8.6      NO LIABILITY FOR OTHER TRUSTEE........................................................        15
     8.7      EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS............................................        15
     8.8      INDEMNIFICATION OF TRUSTEES...........................................................        15
     8.9      PROTECTION OF PERSONS DEALING WITH THE TRUSTEES.......................................        16

ARTICLE 9 TRUST FEES AND EXPENSES...................................................................        16
     9.1      TRUST EXPENSES........................................................................        16
     9.2      COMPENSATION OF THE DELAWARE TRUSTEE..................................................        17

ARTICLE 10 TRUSTEES AND SUCCESSOR TRUSTEES..........................................................        17
     10.1     NUMBER OF TRUSTEES....................................................................        17
     10.2     RESIGNATION OF TRUSTEE................................................................        17
     10.3     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE........................................        18

ARTICLE 11 MISCELLANEOUS PROVISIONS.................................................................        18
     11.1     AMENDMENT.............................................................................        18
     11.2     INTENTION OF PARTIES TO ESTABLISH TRUST...............................................        18
     11.3     GOVERNING LAW; CONSENT TO JURISDICTION................................................        18
     11.4     SUCCESSORS AND ASSIGNS................................................................        19
     11.5     SEVERABILITY OF PROVISIONS............................................................        19
     11.6     COUNTERPARTS..........................................................................        20
     11.7     NOTICES...............................................................................        20

Exhibit A:    Trust Assets and Liabilities
Exhibit B:    Certified Copy of List of Stockholders of Record
Exhibit C:    Fees of Delaware Trustee

                                       ii